Goodwill And Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill And Intangible Assets [Abstract]
Goodwill And Intangible Assets
7.	Goodwill and Intangible Assets

The change in the carrying amount of goodwill is as follows:

	December 31,
	2011	2010
	(Millions)
Beginning of period	$151.2	$92.1
Acquisitions	2.6	59.1

End of period	$153.8	$151.2

The carrying value of goodwill was $82.2 million and $74.7 million as of December 31, 2011 and December 31, 2010 respectively, for our Natural Gas Services segment, $36.9 million as of both periods for our Wholesale Propane Logistics segment, and $34.7 million and $39.6 million as of December 31, 2011 and December 31, 2010 respectively, for our NGL logistics segment.

Goodwill increased in 2011 by $2.6 million as a result of a $7.5 million increase related to a purchase price adjustment for a contingent payment in conjunction with our 2008 Michigan System acquisition; partially offset by a decrease of $4.9 million related to a purchase price adjustment of our Marysville acquisition.

Our annual goodwill impairment tests, including our qualitative analysis, indicated that our reporting units' fair value exceeded the carrying or book value. If actual results are not consistent with our assumptions and estimates, or our assumptions and estimates change due to new information, we may be exposed to goodwill impairment charges, which would be recognized in the period in which the carrying value exceeds fair value.

Intangible assets consist of customer contracts, including commodity purchase, transportation and processing contracts, and related relationships. The gross carrying amount and accumulated amortization of these intangible assets are included in the accompanying consolidated balance sheets as intangible assets, net, and are as follows:

	December 31,
	2011	2010
	(Millions)
Gross carrying amount	$164.3	$163.6
Accumulated amortization	(19.0)	(10.6)

Intangible assets, net	$145.3	$153.0

For the years December 31, 2011, 2010 and 2009, we recorded amortization expense of $8.4 million, $4.9 million and $2.6 million, respectively. As of December 31, 2011, the remaining amortization periods ranged from approximately 10 years to 24 years, with a weighted-average remaining period of approximately 18 years.

Estimated future amortization for these intangible assets is as follows:

Estimated Future Amortization
(Millions)
2012	$8.4
2013	8.4
2014	8.4
2015	8.4
2016	8.4
Thereafter	103.3

Total	$145.3